UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2014

CORMEDIX INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34673	20-5894890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Rt. 202-206, Suite 303, Bridgewater, NJ		08807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (908) 517-9500

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

On May 15, 2014, we changed our independent registered public accounting firm from CohnReznick LLP to Friedman LLP for the year ending December 31, 2014.  The change was approved by the Audit Committee of the Board of Directors.

CohnReznick’s reports on our consolidated financial statements as of December 31, 2012 and 2013, and for the two years then ended and for the period from July 28, 2006 (inception) to December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion , and were not qualified or modified as to uncertainty, audit scope or accounting principles, although the report for the year ended December 31, 2012 contained an explanatory paragraph relating to our ability to continue as a going concern.

During the two years ended December 31, 2013 and through the date of their dismissal, there were no: (a) disagreements with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference to the subject matter thereof in connection with its reports on our financial statements as of December 31, 2012 and 2013, and for the two years then ended and for the period from July 28, 2006 (inception) to December 31, 2013; or (b) “reportable events”, as defined under Item 304(a)(1)(v) of Regulation S-K.  However, CohnReznick identified material weaknesses in our financial reporting process related to our limited finance staff and the resulting ineffective management review over financial reporting, coupled with increasingly complex accounting treatments associated with our financing activities and European expansion.

CohnReznick has indicated to us that it agrees with the foregoing statements contained in the paragraphs above as they relate to CohnReznick and has furnished a letter dated May 16, 2014 to the United States Securities and Exchange Commission to this effect.  A copy of the letter from CohnReznick is attached to this Form 8-K as Exhibit 16.1.

During the two years ended December 31, 2013 and through May 16, 2014, neither we nor anyone acting on our behalf consulted with Friedman LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                                Description

16.1	Letter from CohnReznick LLP to the United States Securities and Exchange Commission dated May 16, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORMEDIX INC.

Date: May 16, 2014	By:	/s/ Randy Milby
	Name:	Randy Milby
	Title:	Chief Executive Officer